SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               November 17, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                               NetSalon Corporation
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Delaware                   0-26375              84-1472120
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number


           5215 North O'Conner Road, Suite 200, Irving, Texas  75039
           -----------------------------------------------------------
           Address of Principal Executive Offices             Zip Code



                                (972) 443-9825
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

















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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  EXHIBITS.

          Exhibit 16 - Letter from James E. Scheifley & Associates, P.C.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NETSALON CORPORATION



Dated: February 14, 2001            By:/s/ Mark Manuel
                                       Mark Manuel, President